Exhibit 1

Independent Accountants’ Agreed-Upon Procedures Report

GreatAmerica Financial Services Corporation (the “Company”)

BofA Securities, Inc.

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Regions Securities LLC

(together, the “Specified Parties”)

Re: GreatAmerica Leasing Receivables Funding, L.L.C., Series 2024-1 - Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2023.11.30 GALRF 2024-1 Pool Cut_Sent.xlsx,” provided by the Company on December 6, 2023, containing information on 42,796 contracts (the “Contracts”) as of November 30, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by GreatAmerica Leasing Receivables Funding, L.L.C. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Cutoff Date” means November 30, 2023.

•	The term “Sources” means information contained in the Company’s onBase and InfoLease electronic records systems.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We removed 314 contracts with a value of “10001” or “10004” in the “ProgramTypeID” field in the Data File, and randomly selected a sample of 150 contracts (the “Selected Contracts”) from the remaining 42,482 contracts. A listing of the Selected Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of contracts we were instructed to randomly select from the Data File.

B.

For each Selected Contract, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority as per Instructions.

Attribute	Sources / Instructions

Contract Number	Booking Sheet within the onBase electronic records system or Customer Addresses screenshot from the InfoLease electronic records system

Obligor Name

Agreement, Amendment, Supplement to Agreement, or Approval Letter within the onBase electronic records system, or Customer Addresses screenshot from the InfoLease electronic records system

Consider the information to be in agreement if the Obligor Name on the Sources was truncated.

Obligor State	Agreement, Supplement to Agreement, or Assignment Letter within the onBase electronic records system, or Customer Addresses screenshot from the InfoLease electronic records system

Scheduled Payment

Agreement, Supplement to Agreement, Booking Sheet, or Rebook General Docs within the onBase electronic records system, or Open Item Detail or Contract Invoicing Data screenshots from the InfoLease electronic records system

For Selected Contracts with Payment Frequency of “Quarterly,” if Variable Payment field in the Contract Invoicing Data is “Y,” compare Scheduled Payment to the amount corresponding to the month of the Cutoff Date listed on the Variable Payments screenshot.

Original Term to Maturity	Agreement, Supplement to Agreement, Schedule, or Amendment within the onBase electronic records system, or the Contract Data screenshot from the InfoLease electronic records system

Attribute	Sources / Instructions

Security Deposit

Agreement, Supplement to Agreement, or Booking Sheet within the onBase electronic records system

Consider the information to be in agreement if the Data File stated “0” and there was no Security Deposit related information contained in the Agreement, Supplement to Agreement, or Booking Sheet within the onBase electronic records system.

Payment Frequency	Agreement, Supplement to Agreement, or Schedule within the onBase electronic records system

Equipment Cost	Booking Sheet or Rebook General Docs within the onBase electronic records system, or the Contract Data screenshot from the InfoLease electronic records system

First Payment Date (month and year)	Contract Invoicing Data or Contract Change History screenshots from the InfoLease electronic records system

Termination Date (month and year)	Contract Data screenshot from the InfoLease electronic records system

Booked Residual Value	Contract Data or Contract Change History screenshots from the InfoLease electronic records system

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria, or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the receivable-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

January 10, 2024

Exhibit A

The Selected Contracts

Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID
1	20241001	51	20241051	101	20241101
2	20241002	52	20241052	102	20241102
3	20241003	53	20241053	103	20241103
4	20241004	54	20241054	104	20241104
5	20241005	55	20241055	105	20241105
6	20241006	56	20241056	106	20241106
7	20241007	57	20241057	107	20241107
8	20241008	58	20241058	108	20241108
9	20241009	59	20241059	109	20241109
10	20241010	60	20241060	110	20241110
11	20241011	61	20241061	111	20241111
12	20241012	62	20241062	112	20241112
13	20241013	63	20241063	113	20241113
14	20241014	64	20241064	114	20241114
15	20241015	65	20241065	115	20241115
16	20241016	66	20241066	116	20241116
17	20241017	67	20241067	117	20241117
18	20241018	68	20241068	118	20241118
19	20241019	69	20241069	119	20241119
20	20241020	70	20241070	120	20241120
21	20241022	71	20241071	121	20241121
22	20241022	72	20241072	122	20241122
23	20241023	73	20241073	123	20241123
24	20241024	74	20241074	124	20241124
25	20241025	75	20241075	125	20241125
26	20241026	76	20241076	126	20241126
27	20241027	77	20241077	127	20241127
28	20241028	78	20241078	128	20241128
29	20241029	79	20241079	129	20241129
30	20241030	80	20241080	130	20241130
31	20241031	81	20241081	131	20241131
32	20241032	82	20241082	132	20241132
33	20241033	83	20241083	133	20241133
34	20241034	84	20241084	134	20241134
35	20241035	85	20241085	135	20241135
36	20241036	86	20241086	136	20241136
37	20241037	87	20241087	137	20241137
38	20241038	88	20241088	138	20241138
39	20241039	89	20241089	139	20241139
40	20241040	90	20241090	140	20241140
41	20241041	91	20241091	141	20241141
42	20241042	92	20241092	142	20241142
43	20241043	93	20241093	143	20241143
44	20241044	94	20241094	144	20241144
45	20241045	95	20241095	145	20241145
46	20241046	96	20241096	146	20241146
47	20241047	97	20241097	147	20241147
48	20241048	98	20241098	148	20241148
49	20241049	99	20241099	149	20241149
50	20241050	100	20241100	150	20241150

(*)	The Company has assigned a unique eight-digit Contract ID to each Contract in the Data File. The Contract IDs referred to in this Exhibit are not the Company’s Contract IDs.

A-1